Reserves	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Reserves
32.	RESERVES

(a)	Nature and purpose

(i)	Statutory reserves
CUCL is registered as a foreign investment enterprise in the PRC. In accordance with the Articles of Association, it is required to provide for certain statutory reserves, namely, general reserve fund and staff bonus and welfare fund, which are appropriated from income after tax and non-controlling
interests but before dividend distribution.
CUCL is required to allocate at least 10% of its income after tax and non-controlling
interests determined under the PRC Company Law to the general reserve fund until the cumulative amounts reach 50% of the registered capital. The statutory reserve can only be used, upon approval obtained from the relevant authority, to offset accumulated losses or increase capital.
Accordingly, CUCL appropriated approximately RMB1,273 million (2018: approximately RMB52 million) to the general reserve fund for the year ended December 31, 2019.
Appropriation to the staff bonus and welfare fund is made at the discretion of the Board of Directors. The staff bonus and welfare fund can only be used for special bonuses or the collective welfare of the employees and cannot be distributed as cash dividends. Under IFRSs, the appropriations to the staff bonus and welfare fund are charged to the statements of income as expenses incurred since any assets acquired through this fund belong to the employees. For the years ended December 31, 2017, 2018 and 2019, no appropriation to staff bonus and welfare fund has been made by CUCL.
According to the PRC tax approval document issued by the MOF and the SAT of the PRC, the upfront connection fees were not subject to the PRC enterprise income tax and an amount equal to the upfront connection fees recognized in the retained profits had been transferred from retained profits to the statutory reserve. As of December 31, 2011, an accumulated appropriation of approximately RMB12,289 million was made to the statutory reserve and no more upfront connection fees are recognized afterwards.

(ii)	General risk reserve
CUCL and Unicom Group established the Finance Company to provide certain financial services. Pursuant to “Requirements on Impairment Allowance for Financial Institutions” (Caijin [2012] No. 20) issued by the MOF which effective on July 1, 2012 (the “Document”), the Finance Company establishes a general risk reserve within the shareholders’ equity, through appropriation of retained profits, to address unidentified potential losses relating to risk assets. The general risk reserve balance should not be less than 1.5% of the ending balance of risk assets, as defined in the Document.

(iii)	Investment revaluation reserve
The investment revaluation reserve represents the changes in fair value of financial assets through other comprehensive income, net of tax, until the financial assets are derecognized.

(iv)	Other reserve
Other reserve mainly represents the difference between the consideration and the net assets value for business combination of entities and businesses under common control, the effect of CUCL’s capitalization of retained profits, and capital contribution relating to share-based payment borne by A Share Company.